Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Advanced Marketing Services, Inc. (the "Company") for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Leonard, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and result of operations of the Company for the periods indicated.


Date: June 30, 2003                 /s/ Edward J. Leonard
                                    ------------------------------
                                    Name:  Edward J. Leonard
                                    Title: Executive Vice President and
                                           Chief Financial Officer


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